Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2001

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5. Other Events

On October 23, 2001, First Financial Holdings, Inc. earnings for the quarter and the year ended September 30, 2001. For more information regarding this matter, see the press release and selected financial data attached hereto as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1). Press release dated October 23, 2001 and selected financial data for the quarter and year ended September 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President and Chief Financial Officer

Date: October 23, 2001

Exhibit 1

Press release dated October 23, 2001 with selected financial data.

Contact:	Susan E. Baham
Senior Vice President
(843) 529-5601

FIRST FINANCIAL HOLDINGS, INC.
REPORTS RECORD RESULTS FOR YEAR

Charleston, South Carolina (October 23, 2001) -- First Financial Holdings, Inc. (NASDAQ: FFCH) today announced net income for fiscal 2001 of $22.6 million, setting a new company record. Fourth quarter 2001 earnings were $6.0 million. Year-to-date and quarterly earnings in the comparable periods in fiscal 2000 totaled $19.9 million and $5.1 million, respectively. On a diluted per share basis, earnings for the year ended September 30, 2001 totaled $1.64, compared to $1.47 in fiscal 2000. Diluted earnings per share for the September 2001 quarter totaled $.43 compared to $.38 in the comparable quarter in 2000.

President and Chief Executive Officer A. Thomas Hood commented, "We are pleased to report that our fiscal year concluded with record earnings. Net income in fiscal 2001 increased 13% over fiscal 2000 and our final quarter resulted in a 16% increase over the fourth quarter last year. Declines in short-term interest rates during the year helped us to achieve a 24% increase in net interest income in the September 2001 quarter compared with the September 2000 quarter and a 12% increase from fiscal 2001 and fiscal 2000. Our net interest margin during the quarter ended September 30, 2001 improved to 3.50% compared with 2.85% one year ago. The year ended with the opening of an office in Murrell's Inlet, South Carolina, bringing our retail sales office expansion during the year to three new sales offices. Even though the September quarter was marked by very tragic events in our country, which no doubt will impact certain segments of our local economy, we believe strongly in the long term outlook for our region."

Hood also commented, "Noninterest income for the final quarter increased 36% to $7.2 million compared to $5.3 million in the same period in 2000. This increase was the result of strong gains on sales of loans and increases in insurance revenues. Lower market interest rates during the quarter produced an increase in the level of mortgage lending activity, particularly saleable fixed rate products. Loan originations continued at record levels due to some of the lowest market interest rates in recent history. We continue to be pleased with growth in insurance operations which included the first full quarter of Kinghorn Insurance Services of Hilton Head, South Carolina, acquired in June 2001."

"For the year ended September 30, 2001, net income increased 13% over the comparable period last year. Earnings have improved this year as the result of growth in both net interest income and noninterest income. Results for the 2001 fiscal year include a nonrecurring gain on the sale of real estate owned in March 2001 which increased after tax income by approximately $645 thousand. The nonrecurring gain increased basic and diluted earnings per share by approximately $.05." Hood concluded.

As of September 30, 2001, total assets of First Financial were $2.3 billion and deposits were $1.4 billion. Loans receivable were $1.9 billion. Stockholders' equity totaled $157 million at September 30, 2001. Book value per common share increased to $11.71 compared to $10.35 one year ago. On September 17, 2001, First Financial announced that its Board of Directors had authorized the repurchase of up to 600,000 shares of the Company's common stock. As of September 30, 2001, 36,500 shares had been acquired under the repurchase program.

Total problem assets increased to $14.6 million at September 30, 2001 from $13.9 million in the previous quarter, and were slightly higher than $14.5 million as of September 30, 2000. The ratio of problem assets to total assets was .63% at September 30, 2001 and .64% at September 30, 2000. The ratio of net loan charge-offs to average net loans increased to 8 basis points in the current quarter compared to 3 basis points in the comparable quarter one year ago. Net loan charge-offs increased to 24 basis points for the year ended September 30, 2001 from 11 basis points in the previous year. Higher net charge-offs in fiscal 2001 are due principally to higher levels of consumer loan charge-offs.

First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 44 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. the Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2000.
FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(Dollars in thousands, except share data)

	Three Months Ended			Twelve Months Ended
	09/30/01	09/30/00	06/30/01	09/30/01	09/30/00
Statements of Income
Interest income	$ 42,250	$ 43,008	$ 43,436	$ 173,277	$ 161,642
Interest expense	23,004	27,510	25,150	102,908	98,888
Net interest income	19,246	15,498	18,286	70,369	62,754
Provision for loan losses	(1,500)	(575)	(1,350)	(4,975)	(2,745)
Net interest income after provision	17,746	14,923	16,936	65,394	60,009
Other income
Net gain on sale of loans	1,178	22	559	2,380	128
Net gain (loss) on sale of investments and
mortgage-backed securities	35	116	(3)	572	144
Brokerage fees	464	440	430	1,696	1,793
Commissions on insurance	2,194	973	1,309	5,230	2,837
Service charges and fees on deposit accounts	2,157	1,965	2,166	8,489	7,593
Loan servicing fees	411	565	489	1,931	1,883
Real estate operations (net)	(194)	243	(74)	863	377
Other	977	993	972	3,757	3,555
Total other income	7,222	5,317	5,848	24,918	18,310
Other expenses
Salaries and employee benefits	9,088	7,219	8,074	32,520	28,008
Occupancy costs	1,139	1,004	993	4,195	3,738
Marketing	625	476	402	1,759	1,579
Depreciation, amort., etc.	1,183	1,102	1,130	4,537	3,914
FDIC insurance premiums	64	64	64	261	406
Other	3,338	2,644	2,971	11,871	10,239
Total other expenses	15,437	12,509	13,634	55,143	47,884
Income before income taxes	9,531	7,731	9,150	35,169	30,435
Provision for income taxes	3,559	2,595	3,228	12,610	10,507
Net income	5,972	5,136	5,922	22,559	19,928
Earnings per common share:
Basic	0.45	0.39	0.44	1.69	1.49
Diluted	0.43	0.38	0.43	1.64	1.47
Average shares outstanding	13,402	13,321	13,362	13,357	13,341
Average diluted shares outstanding	13,855	13,521	13,760	13,733	13,559
Ratios:
Return on average equity	15.45%	15.15%	15.75%	15.27%	15.21%
Return on average assets	1.03%	0.91%	1.02%	0.98%	0.91%
Net interest margin	3.50%	2.85%	3.28%	3.20%	2.99%
Operating expense/average assets	2.66%	2.22%	2.34%	2.39%	2.21%
Efficiency ratio	60.66%	61.22%	57.64%	60.28%	59.55%
Net charge-offs/average net loans	0.08%	0.03%	0.06%	0.24%	0.11%

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(Dollars in thousands, except share data)

	09/30/01	09/30/00	06/30/01
Statements of Financial Condition
Assets
Cash and cash equivalents	$ 97,554	$ 63,992	$ 79,341
Investments	39,409	45,492	41,877
Loans receivable	1,905,333	1,838,497	1,896,801
Mortgage-backed securities	208,153	247,095	223,933
Office properties, net	32,968	29,503	31,654
Real estate owned	3,337	5,895	2,644
Other assets	38,910	26,037	37,814
Total Assets	2,325,664	2,256,511	2,314,064
Liabilities
Deposits	1,395,785	1,241,295	1,347,794
Advances from FHLB	625,000	766,500	698,000
Other borrowings	90,066	61,522	66,073
Other liabilities	57,920	49,343	49,909
Total Liabilities	2,168,771	2,118,660	2,161,776
Stockholders' equity
Stockholders' equity	173,812	157,893	169,187
Treasury stock	(19,797)	(18,575)	(18,868)
Accumulated other comprehensive income (loss)	2,878	(1,467)	1,969
Total stockholders' equity	156,893	137,851	152,288
Total liabilities and stockholders' equity	2,325,664	2,256,511	2,314,064
Stockholders' equity/assets	6.75%	6.11%	6.58%
Common shares outstanding	13,396	13,318	13,382
Book value per share	$ 11.71	$ 10.35	$ 11.38

	09/30/01	09/30/00	06/30/01
Credit quality-quarterly results
Total reserves for loan losses	$ 15,943	$ 15,403	$ 15,886
Loan loss reserves/net loans	0.84%	0.84%	0.84%
Reserves/non-performing loans	141.44%	178.65%	141.42%
Provision for losses	$ 1,500	$ 575	$ 1,350
Net loan charge-offs	$ 1,443	$ 560	$ 1,119

Problem assets
Non-accrual loans	$ 8,547	$ 5,881	$ 8,504
Accruing loans 90 days or more past due	25	29	26
Renegotiated loans	2,700	2,712	2,703
REO thru foreclosure	3,337	5,895	2,644
Total	$ 14,609	$ 14,517	$ 13,877
As a percent of total assets	0.63%	0.64%	0.60%

First Financial Holdings, Inc.
Selected Financial Data
(amounts in thousands except per share data)

	On the Date of (Unaudited)
STATEMENT OF CONDITION	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99
Assets
Cash and investments	$ 136,963	$ 121,218	$ 160,783	$ 116,572	$ 109,484	$ 114,327	$ 107,637	$ 114,225
Loans receivable	1,905,333	1,896,801	1,884,223	1,841,553	1,838,497	1,848,619	1,863,687	1,808,000
Mortgage-backed securities	208,153	223,933	245,982	265,184	247,095	233,936	164,443	170,810
Office properties and equip.	32,968	31,654	29,893	29,811	29,503	28,131	25,938	23,808
Real estate owned	3,337	2,644	2,279	4,364	5,895	5,933	6,123	6,139
Other assets	38,910	37,814	28,903	28,502	26,037	24,904	22,308	33,944

Total assets	$2,325,664	$2,314,064	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926

Liabilities
Deposits	$1,395,785	$1,347,794	$1,314,130	$1,237,049	$1,241,295	$1,237,911	$1,229,097	$1,236,069
Advances-FHLB	625,000	698,000	720,000	750,900	766,500	773,500	718,500	672,500
Other borrowed money	90,066	66,073	117,848	112,460	61,522	63,159	68,763	82,693
Other liabilities	57,920	49,909	51,479	42,519	49,343	47,927	43,582	37,834

Total liabilities	2,168,771	2,161,776	2,203,457	2,142,928	2,118,660	2,122,497	2,059,942	2,029,096

Stockholders' equity	154,015	150,319	146,142	142,222	139,318	136,184	133,164	130,465
Unrealized gain (loss) on available
for sale securities	2,878	1,969	2,464	836	(1,467)	(2,831)	(2,970)	(2,635)

Total stockholders' equity	156,893	152,288	148,606	143,058	137,851	133,353	130,194	127,830

Total liabilities and
stockholders' equity	$2,325,664	$2,314,064	$2,352,063	$2,285,986	$2,256,511	$2,255,850	$2,190,136	$2,156,926

	Quarter Ended (Unaudited)								Fiscal Year (unaudited)
	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/01	09/30/00
STATEMENT OF OPERATIONS
Total interest income	$ 42,250	$ 43,436	$ 43,779	$ 43,812	$ 43,008	$ 41,228	$ 39,409	$ 37,997	$173,277	$161,642
Total interest expense	23,004	25,150	26,900	27,854	27,510	25,338	23,660	22,380	102,908	98,888

Net interest income	19,246	18,286	16,879	15,958	15,498	15,890	15,749	15,617	70,369	62,754
Provision for loan losses	(1,500)	(1,350)	(1,275)	(850)	(575)	(640)	(690)	(840)	(4,975)	(2,745)

Net int. inc. after provision	17,746	16,936	15,604	15,108	14,923	15,250	15,059	14,777	65,394	60,009

Other income
Net gain (loss) on sale of loans	$ 1,178	$ 559	$ 468	$ 175	$ 22	$ 38	$ 27	$ 41	$ 2,380	$ 128
Gain on investment securities	35	(3)	232	308	116	28	0	0	572	144
Brokerage fees	464	430	450	351	440	440	476	437	1,696	1,793
Commissions on insurance	2,194	1,309	891	836	973	735	568	560	5,230	2,837
Loan servicing fees	411	489	526	505	565	448	316	331	1,931	1,883
Svc. chgs/fees-dep. accts	2,157	2,166	2,033	2,133	1,965	1,915	1,801	1,912	8,489	7,593
Real estate operations (net)	(194)	(74)	1,090	41	243	50	40	44	863	377
Other	977	972	1,001	808	993	951	1,049	786	3,757	3,555

Total other income	7,222	5,848	6,691	5,157	5,317	4,605	4,277	4,111	24,918	18,310

Other expenses
Salaries & employee benefits	9,088	8,074	7,954	7,404	7,219	6,843	6,938	7,008	32,520	28,008
Occupancy costs	1,139	993	1,037	1,026	1,004	966	862	906	4,195	3,738
Marketing	625	402	376	356	476	366	398	339	1,759	1,579
Depreciation, amort., etc.	1,183	1,130	1,097	1,127	1,102	986	952	874	4,537	3,914
FDIC insurance premium	64	64	66	67	64	65	74	203	261	406
Other	3,338	2,971	2,804	2,758	2,644	2,839	2,478	2,278	11,871	10,239

Total other expenses	15,437	13,634	13,334	12,738	12,509	12,065	11,702	11,608	55,143	47,884

Income before taxes	9,531	9,150	8,961	7,527	7,731	7,790	7,634	7,280	35,169	30,435

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/01	09/30/00
PERFORMANCE RATIOS
Earnings per common share:
Net income:
Basic	$ 0.45	$ 0.44	$ 0.43	$ 0.37	$ 0.39	$ 0.38	$ 0.37	$ 0.36	$ 1.69	$ 1.49
Diluted	$ 0.43	$ 0.43	$ 0.42	$ 0.36	$ 0.38	$ 0.38	$ 0.36	$ 0.35	$ 1.64	$ 1.47

Other ratios
Return on Assets	1.03%	1.02%	1.00%	0.86%	0.91%	0.92%	0.91%	0.90%	0.98%	0.91%
Return on Equity	15.45%	15.75%	15.90%	13.87%	15.15%	15.48%	15.27%	15.03%	15.27%	15.21%
Net int. income/avg. earn. assets	3.50%	3.28%	3.07%	2.92%	2.85%	3.00%	3.04%	3.10%	3.20%	2.99%
Operating exp./avg. assets	2.66%	2.34%	2.30%	2.24%	2.22%	2.17%	2.15%	2.20%	2.39%	2.19%
Efficiency ratio	60.66%	57.64%	61.22%	61.86%	61.22%	59.20%	58.63%	59.09%	60.28%	59.55%

	Period Ended (unaudited)
ON THE DATE OF	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99

Total shares outstanding	13,396	13,382	13,353	13,330	13,318	13,325	13,338	13,363
Book value per share	$ 11.71	$ 11.38	$ 11.13	$ 10.73	$ 10.35	$ 10.01	$ 9.76	$ 9.57
Equity/assets	6.75%	6.58%	6.32%	6.26%	6.11%	5.91%	5.94%	5.93%

	Quarter Ended (unaudited)								Fiscal Year (unaudited)
	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99	09/30/01	09/30/00
AVERAGE BALANCES
Total assets	$2,319,864	$2,333,064	$2,319,025	$2,271,249	$2,222,993	$2,222,993	$2,173,531	$2,113,839	$2,306,858	$2,186,035
Earning assets	2,197,635	2,226,638	2,202,304	2,182,752	2,118,266	2,118,266	2,075,010	2,018,098	2,202,268	2,097,240
Loans	1,926,031	1,926,075	1,877,242	1,836,828	1,891,476	1,891,476	1,847,952	1,783,776	1,891,528	1,839,607
Costing liabilities	2,119,059	2,139,536	2,115,171	2,079,855	2,028,156	2,028,156	1,984,209	1,921,826	2,119,059	2,002,371
Deposits	1,378,215	1,326,843	1,266,319	1,233,439	1,227,994	1,227,994	1,225,150	1,228,077	1,378,215	1,229,037
Equity	154,591	150,447	145,832	140,455	131,774	131,774	129,012	126,856	147,739	131,022

Loans originated
Mortgage loans	$ 100,449	$ 127,607	$ 80,832	$ 70,903	$ 105,635	$ 105,635	$ 93,090	$ 91,970	$ 379,791	$ 361,712
Consumer loans	52,108	57,243	45,893	49,765	60,015	60,015	49,671	43,530	205,009	210,786
Commercial loans	23,058	32,993	30,156	22,662	20,999	20,999	22,140	20,032	108,869	81,659

Total loan originations	$ 175,615	$ 217,843	$ 156,881	$ 143,330	$ 186,649	$ 186,649	$ 164,901	$ 155,532	$ 693,669	$ 654,157

AS OF	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99
Composition of gross loan portfolio
Residential (1-4 family)	$1,239,806	$1,248,937	$1,254,885	$1,232,678	$1,310,518	$1,310,518	$1,352,043	$1,328,208
Other residential	50,195	54,226	49,366	48,545	50,365	50,365	48,066	46,051
A & D and lots	90,186	91,590	93,492	92,881	88,667	88,667	87,697	85,949
Commercial real estate	132,116	131,901	133,859	134,949	129,459	129,459	131,308	123,972
Consumer	350,443	342,237	330,217	332,149	288,929	288,929	261,501	239,374
Commercial business	93,081	86,451	76,958	61,369	53,953	53,953	51,249	49,440

	$1,955,827	$1,955,342	$1,938,777	$1,902,571	$1,921,891	$1,921,891	$1,931,864	$1,872,994

	Period Ended (unaudited)
	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99
ASSET QUALITY
Non-accrual loans	$ 8,547	$ 8,504	$ 9,717	$ 7,195	$ 5,881	$ 4,166	$ 4,356	$ 5,010
Loans 90 days or more past due	25	26	24	35	29	24	1,404	20
Renegotiated loans	2,700	2,703	2,706	2,709	2,712	2,715	2,718	2,721
REO thru foreclosure	3,337	2,644	2,279	4,364	5,895	5,933	6,123	6,139
TOTAL	$14,609	$13,877	$ 14,726	$ 14,303	$ 14,517	$ 12,838	$ 14,601	$ 13,890

	Period Ended (unaudited)
	09/30/01	06/30/01	03/31/01	12/31/00	09/30/00	06/30/00	03/31/00	12/31/99
LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$15,943	$15,886	$ 15,655	$ 15,438	$ 15,403	$ 15,388	$ 15,175	$ 14,786
Loan loss reserves/net loans	0.84%	0.84%	0.83%	0.84%	0.84%	0.83%	0.81%	0.82%
Provision for losses	1,500	1,350	1,275	850	575	640	690	840
Net loan charge-offs	1,443	1,119	1,058	815	560	427	301	624
Net charge-offs/Average net loans	0.08%	0.06%	0.06%	0.04%	0.03%	0.02%	0.02%	0.04%